                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 15, 2003


                        Commission File Number: 1-11008

                         CATALINA MARKETING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                  Delaware                                      33-0499007
       (State or Other Jurisdiction of                       (I.R.S. Employer
        Incorporation or Organization)                    Identification Number)
 200 Carillon Parkway, St. Petersburg, Florida                  33716-2325
   (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (727) 579-5000

Item 5.  Other Events

         Catalina Marketing Corporation has promoted Michael G. Bechtol to the position of President and Chief Operating Officer effective April 15, 2003. In addition to Mr. Bechtol's promotion, the company has announced that David Diamond, President of Emerging Business and Chief Vision Officer, will be leaving his full-time employment with the company, but will continue his relationship with Catalina Marketing Corporation in a consulting capacity.

         Exhibit  99.1 - Press Release

                                   SIGNATURES

          April 16, 2003                      CATALINA MARKETING CORPORATION
                                              ------------------------------
                                              (Registrant)

                                              /s/ Christopher W. Wolf
                                              ------------------------------
                                              Christopher W. Wolf
                                              Executive Vice President and Chief
                                              Financial Officer
                                              (Authorized officer of Registrant
                                              and principal financial officer)